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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported) January 26, 1998



                       UNION PACIFIC RESOURCES GROUP INC.
                       ----------------------------------
               (Exact name of registrant as specified in charter)



     Utah                       1-13916                     13-2647483
--------------------------------------------------------------------------------
(State or other               (Commission                  (IRS Employer
jurisdiction of               File Number)              Identification No.)
incorporation)


P.O. Box 7, 801 Cherry Street, Fort Worth, Texas                76101
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number including area code      817-877-6000
                                                       ------------


(Former name or former address, if changed since last report)

Not applicable
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ITEM 5.  OTHER EVENTS.

Acquisition of Norcen Energy Resources Limited

         On January 26, 1998, the Registrant announced by press release that its Board of Directors and the Board of Directors of Norcen Energy Resources Limited, a Canadian corporation ("Norcen"), had unanimously approved the acquisition of Norcen by Union Pacific Resources Inc., an Alberta corporation ("UPRI"), the Registrant's indirect wholly-owned subsidiary. The Registrant hereby incorporates by reference herein the press release attached hereto as
Exhibit 99.1, which is made a part of this Item 5.

Year-End Earnings Release

         On January 26, 1998, the Registrant issued a press release with respect to its 1997 operating revenues, net income and certain other financial information. The Registrant hereby incorporates by reference herein the press release attached hereto as Exhibit 99.2, which is made a part of this Item 5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND  EXHIBITS.

         (c)     Exhibits

         Exhibit No.                       Exhibit

         99.1                     Press Release dated January 26, 1998.

         99.2                     Press Release dated January 26, 1998.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    UNION PACIFIC RESOURCES GROUP INC.



                                    /s/ JOSEPH A. LASALA, JR.
                                    ------------------------------------------
                                    By: Joseph A. LaSala, Jr.
                                        Vice President, General Counsel and
                                        Secretary

DATED: January 27, 1998





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                                 EXHIBIT INDEX

Exhibit                           Exhibit                                    Page
-------                           -------                                    ----
99.1                      Press Release dated January 26, 1998.

99.2                      Press Release dated January 26, 1998.





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